UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2020

Eldorado Resorts, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 328-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.00001, par value	ERI	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 16, 2020, Eldorado Resorts, Inc. (the “Company”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters listed therein (the “Underwriting Agreement”), pursuant to which the Company agreed to sell, and the underwriters listed therein agreed to purchase, subject to the terms and conditions set forth therein, 18,000,000 shares of the Company’s common stock and, at the option of the underwriters listed therein, an additional 2,700,000 shares of the Company’s common stock.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

Common Stock Offering

On June 19, 2020, the Company completed the public offering of 20,700,000 shares (including the shares sold pursuant to the underwriters’ option) of common stock, par value $0.00001 per share, of the Company, at a public offering price of $39.00 per share (the “Offering”). The Company completed the Offering pursuant to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K. The Company expects to use the net proceeds from the Offering for general corporate purposes.

The Offering was registered under the Securities Act, pursuant to a registration statement on Form S-3 (Registration No. 333-239175) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on June 15, 2020. The material terms of the Offering are described in the prospectus supplement, dated June 16, 2020, filed by the Company with the Commission on June 18, 2020, pursuant to Rule 424(b)(2) of the Securities Act, which relates to the offer and sale of the shares of common stock and supplements the preliminary prospectus supplement relating to the Offering, dated June 15, 2020, that constitutes a part of the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1

Underwriting Agreement, dated as of June 16, 2020, by and among the Company, J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters on Schedule I thereto.

5.1	Opinion of McDonald Carano LLP.

23.1	Consent of McDonald Carano LLP (contained in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELDORADO RESORTS, INC., a Nevada corporation

Date: June 19, 2020	By:	/s/ Thomas R. Reeg
	Name:	Thomas R. Reeg
	Title:	Chief Executive Officer